UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  September 18, 2009

Community Valley Bancorp

(Exact name of registrant as specified in its charter)

California	0-51678	68-0479553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 E. Lassen Avenue, Chico, California		95973
(Address of principal executive offices)		(Zip Code)

(530) 899-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)                                       The Company notified The NASDAQ Stock Market (“NASDAQ”) of its intent to voluntarily delist and deregister its Common Stock from The Nasdaq Capital Market on September 18, 2009.  On September 28, 2009, the Company will file with the Securities and Exchange Commission (the “SEC”) and NASDAQ a Form 25 relating to the delisting and deregistration of the Stock.

The Company expects that trading in the Stock will be permanently suspended by NASDAQ effective at the close of trading on September 25, 2009.

On September 18, 2009, the Company issued a press release announcing its intention to delist and deregister the Stock from The Nasdaq Capital Market. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

99.1 Press Release of Community Valley Bancorp dated September 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Community Valley Bancorp

Date:	September 18, 2009	By:	/s/ John F. Coger
John F. Coger
Executive Vice President Chief Operating Officer